October 1, 2007

DREYFUS MIDCAP VALUE FUND

Supplement to Prospectus dated January 1, 2007

Effective September 25, 2007, investment decisions for the fund will be made by co-primary portfolio managers, David A. Daglio and Mark P. Dishop. David A. Daglio has been the fund's portfolio manager since September 2003. He is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since 1997. In April 2003, Mr. Daglio became a dual employee of TBCAM and Dreyfus. Mr. Dishop has been an Equity Research Analyst for The Boston Company's US Small and Mid Capitalization Opportunistic Value Investment Team, focusing on utilities, technology, telecommunications and capital goods related stocks. In addition, Mr. Dishop is a co-portfolio manager for The Boston Company's Mid Capitalization Value Equity Strategy. In October 2003, Mr. Dishop became a dual employee of TBCAM and Dreyfus.

0017S1007

October 1, 2007

DREYFUS MIDCAP VALUE FUND

Supplement to Statement of Additional Information Dated January 1, 2007

Effective on or about September 25, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund's Statement of Additional Information entitled "Management Arrangements."

Effective September 25, 2007, investment decisions for the fund will be made by co-primary portfolio managers, David A. Daglio and Mark P. Dishop.

David A. Daglio has been the fund's portfolio manager since September 2003. He is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since 1997. In April 2003, Mr. Daglio became a dual employee of TBCAM and Dreyfus. Mark P. Dishop was appointed co-primary portfolio manager of the fund. Mr. Dishop has been an Equity Research Analyst for The Boston Company's US Small and Mid Capitalization Opportunistic Value Investment Team, focusing on utilities, technology, telecommunications and capital goods related stocks. In addition, Mr. Dishop is a co-portfolio manager for The Boston Company's Mid Capitalization Value Equity Strategy. In October 2003, Mr. Dishop became a dual employee of TBCAM and Dreyfus.

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the portfolio manager and assets under management in those accounts as of August 31, 2007:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
David Daglio	2	1.17b	6	368 m	12	1.98b
Mark P. Dishop	2	1.17b	6	368 m	12	1.98b

One of the other accounts which have total net assets of approximately $296 million, is subject to a performance-based advisory fee.

The dollar range of Dreyfus Midcap Value Fund shares beneficially owned by the primary portfolio manager is as follows as of August 31, 2007:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
David Daglio	$0
Mark P. Dishop	$0